UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 12, 2021

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-16503	98-0352587
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Willis Group Limited

51 Lime Street, London, EC3M 7DQ, England and Wales

(Address of principal executive offices)

Registrant’s telephone number, including area code: (011) (44)-(20)-3124-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.000304635 per share	WLTW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On May 12, 2021, Willis Towers Watson plc (“WTW”) and Aon plc (“Aon”) announced they entered into a definitive Stock and Asset Purchase Agreement (the “Agreement”) with Arthur J. Gallagher & Co., an Illinois corporation (“Gallagher”) pursuant to which, on the terms and subject to the conditions set forth in the Agreement, including the completion of the contemplated business combination between Aon and WTW, Gallagher has agreed to purchase certain of WTW’s assets and subsidiaries relating to certain businesses. A copy of the press release by Aon and WTW is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, May 12, 2021, issued by Aon plc and Willis Towers Watson plc.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

Statements Required by the Irish Takeover Rules

The directors of WTW accept responsibility for the information contained in this document relating to WTW. To the best of the knowledge and belief of the directors of WTW (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

No statement in this document is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily match or be greater or lesser than those for the relevant preceding financial periods for WTW. No statement in this announcement constitutes an asset valuation.

Safe Harbor Statement

This communication contains certain statements that are forward-looking, as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather current expectations of management about future events. Forward-looking statements can often, but not always, be identified by the use of words such as “plans,” “expects,” “is subject to,” “budget,” “scheduled,” “estimates,” “forecasts,” “looking forward”, “potential,” “probably”, “continue,” “intends,” “anticipates,” “believes,” or variations of such words, and statements that certain actions, events or results “may,” “could,” “should,” “would,” “might” or “will” be taken, occur or be achieved. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to be correct. These forward-looking statements include information about possible or assumed future results of WTW’s operations, the uncertainty surrounding the COVID-19 pandemic, the pending combination of Aon and WTW (the “Combination”), expectations related to regulatory approvals of the Combination, and divestitures to be made in connection with the Combination. All statements other than statements of historical facts that address activities, events or developments that WTW expects or anticipates may occur in the future, including such things as its or their outlook, future capital expenditures, growth in commissions and fees, changes to the composition or level of its or their revenues, cash flow and liquidity, expected tax rates, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of its or their business and operations, plans, references to future successes, and expectations with respect to the timing, closing and benefits of the Combination, including divestitures made in connection with the Combination, are forward-looking statements.

By their nature, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. The following factors, among others, could cause actual results to differ from those set forth in or anticipated by the forward-looking statements: changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies; general economic and political conditions in different countries in which WTW does business around the world, including the U.K.’s withdrawal from the European Union; changes in the competitive environment or damage to WTW’s reputation; fluctuations in exchange and interest rates that could influence revenue and expenses; changes in global equity and fixed income markets that could affect the return on invested assets; changes in the funding status of WTW’s various defined benefit pension plans and the impact of any increased pension funding resulting from those changes; the level of WTW’s debt limiting financial flexibility or increasing borrowing costs; rating agency actions that could affect WTW’s ability to borrow funds; volatility in WTW’s tax rate due to a variety of different factors, including U.S. tax reform;

changes in estimates or assumptions on WTW’s financial statements; limits on WTW’s subsidiaries to make dividend and other payments to WTW, as applicable; the impact of lawsuits and other contingent liabilities and loss contingencies arising from errors and omissions and other claims against WTW; the impact of, and potential challenges in complying with, legislation and regulation in the jurisdictions in which WTW operates, particularly given the global scope of WTW’s businesses and the possibility of conflicting regulatory requirements across jurisdictions in which WTW does business; the impact of any investigations brought by regulatory authorities in the U.S., Ireland, the U.K. and other countries; the impact of any inquiries relating to compliance with the U.S. Foreign Corrupt Practices Act and non-U.S. anti-corruption laws and with U.S. and non-U.S. trade sanctions regimes; failure to protect intellectual property rights or allegations that WTW infringes on the intellectual property rights of others; the effects of Irish law on WTW’s operating flexibility and the enforcement of judgments against WTW; the failure to retain and attract qualified personnel, whether as a result of the Combination, divestitures made in connection with the Combination or otherwise; international risks associated with WTW’s global operations; the effects of natural or man-made disasters, including the effects of COVID-19 and other health pandemics; the potential of a system or network breach or disruption resulting in operational interruption or improper disclosure of personal data; WTW’s ability to develop and implement new technology; the damage to WTW’s reputation among clients, markets or third parties; the actions taken by third parties that perform aspects of WTW’s business operations and client services; the extent to which WTW manages certain risks created in connection with the services, including fiduciary and investments, consulting, and other advisory services, among others, that WTW currently provides, or will provide in the future, to clients; WTW’s ability to continue, and the costs and risks associated with, growing, developing and integrating companies that it acquires or new lines of business; changes in commercial property and casualty markets, commercial premium rates or methods of compensation; changes in the health care system or WTW’s relationships with insurance carriers; WTW’s ability to implement initiatives intended to yield, and the ability to achieve, cost savings; WTW’s ability to realize the expected benefits from its restructuring plan; the possibility that the Combination, or divestitures made in connection with the Combination, will not be consummated in the expected timeframe, or at all; failure to obtain necessary regulatory approvals for the Combination or divestitures made in connection with the Combination or to comply with the requirements related to such approvals, or to satisfy any of the other conditions to the Combination or such divestitures; potential litigation associated with the Combination, including by regulators; adverse effects on the market price of WTW’s securities and/or operating results for any reason, including, without limitation, because of a failure to consummate the Combination or the divestitures made in connection with the Combination; the failure to realize the expected benefits of the Combination (including anticipated revenue and growth synergies) in the expected timeframe, or at all; the failure to effectively integrate the combined businesses following the Combination; significant transaction and integration costs or difficulties in connection with the Combination, or divestitures made in connection with the Combination, and or unknown or inestimable liabilities; the potential impact of the consummation of the Combination and divestures made in connection with the Combination on relationships, including with suppliers, customers, employees and regulators; and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak, including COVID-19) that affect the combined company following the consummation of the Combination

Any or all of WTW’s forward-looking statements may turn out to be inaccurate, and there are no guarantees about WTW’s performance. The factors identified above are not exhaustive. WTW and its subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Other unknown or unpredictable factors could also cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements should therefore be construed in the light of such factors. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date on which they are made. In addition, results for the year ended December 31, 2020 and the quarter ended March 31, 2021 are not necessarily indicative of results that may be expected for any future period, particularly in light of the continuing effects of the COVID-19 pandemic. Further information concerning WTW and its businesses, including factors that potentially could materially affect WTW’s financial results, are contained in WTW’s respective filings with the Securities and Exchange Commission (the “SEC”). See WTW’s Annual Reports on Form 10-K for the year ended December 31, 2020 and its Quarterly Reports on Form 10-Q for the quarter ended March 31, 2021 for a further discussion of these and other risks and uncertainties applicable to WTW and their respective businesses. These factors may be revised or supplemented in subsequent reports filed with the SEC. WTW is not under, and expressly disclaims, any obligation to update or alter any forward-looking statement that it may make from time to time, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to WTW and/or any person acting on its behalf are expressly qualified in their entirety by the foregoing paragraphs, and the information contained on any websites referenced in this communication is not incorporated by reference into this communication.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release, May 12, 2021, issued by Aon plc and Willis Towers Watson plc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

By:	/s/ Neil D. Falis
Title:	Deputy Company Secretary

May 12, 2021